Exhibit 99.69

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  January, 1999
           Series 1998-25, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      804,076.51
                                                                 ---------------
        (b)    Interest                                       $    5,942,185.19
                                                                 ---------------
        (c)    Total                                          $    6,746,261.70
                                                                 ---------------

 2. Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      432,750.29
                                                                 ---------------
        (b)    Interest                                       $    3,138,268.52
                                                                 ---------------
        (c)    Total                                          $    3,571,018.81
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      371,326.22
                                                                 ---------------
        (b)    Interest                                       $    2,803,916.67
                                                                 ---------------
        (c)    Total                                          $    3,175,242.89
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      356,542.46
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    6,337,434.24
                                                                 ---------------
        (b)    Interest                                       $       17,967.49
                                                                 ---------------
        (c)    Total                                          $    6,355,401.73
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $    2,462,742.18
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $    2,462,742.18
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  990,657,874.67
                                                                 ---------------

13.     Available Funds:                                      $   15,171,695.45
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $     13,286.88
                                                                   -------------

18.      Total interest payments:                               $  5,210,899.99
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable       Pay-out Rate
-----      --------        -------------------      -------       ------------
R     $             0.52   $              0.00   $         0.52   %6.240000000
PO    $             0.00   $              0.00   $         0.00   %0.000000000
A1    $        78,125.00   $              0.00   $    78,125.00   %6.250000000
A2    $        77,631.95   $              0.00   $    77,631.95   %6.275000253
A3    $       343,675.02   $              0.00   $   343,675.02   %6.249999985
A4    $       563,647.32   $              0.00   $   563,647.32   %6.750000000
A5    $       687,246.25   $              0.00   $   687,246.25   %6.000000000
A6    $             0.00   $              0.00   $         0.00   %0.000000000
A7    $       100,204.01   $              0.00   $   100,204.01   %6.000000299
A8    $       958,307.29   $              0.00   $   958,307.29   %6.249999989
A9    $     1,171,875.00   $              0.00   $ 1,171,875.00   %6.250000000
A10   $        37,807.76   $              0.00   $    37,807.76   %6.249999931
A11   $       130,208.33   $              0.00   $   130,208.33   %6.249999840
A12   $        31,606.25   $              0.00   $    31,606.25   %6.500000000
A13   $        34,628.07   $              0.00   $    34,628.07   %6.499999453
A14   $        70,416.67   $              0.00   $    70,416.67   %6.500000308
A15   $        27,526.87   $              0.00   $    27,526.87   %6.180555381
A16   $       307,834.50   $              0.00   $   307,834.50   %6.000000000
A17   $       106,340.59   $              0.00   $   106,340.59   %6.000000000
A18   $       216,666.67   $              0.00   $   216,666.67   %6.500000100
A19   $        13,541.67   $              0.00   $    13,541.67   %6.500001600
A20   $        13,541.67   $              0.00   $    13,541.67   %6.500001600
A21   $        13,541.67   $              0.00   $    13,541.67   %6.500001600
A22   $        18,064.68   $              0.00   $    18,064.68   %6.500001649
M     $        96,413.78   $              0.00   $    96,413.78   %6.250000257
B1    $        41,692.44   $              0.00   $    41,692.44   %6.249999594
B2    $        23,452.00   $              0.00   $    23,452.00   %6.250000000
B3    $        20,846.22   $              0.00   $    20,846.22   %6.250000375
B4    $        10,423.11   $              0.00   $    10,423.11   %6.250000375
B5    $        15,634.68   $              0.00   $    15,634.68   %6.250001166

20.      Principal Distribution Amount:                          $ 9,960,795.46
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class R                  $              100.00       $         0.00
        Class PO                 $              223.71       $         0.00
        Class A1                 $                0.00       $         0.00
        Class A2                 $                0.00       $         0.00
        Class A3                 $           53,023.47       $         0.00
        Class A4                 $        1,035,803.44       $         0.00
        Class A5                 $        1,667,325.76       $         0.00
        Class A6                 $                0.00       $         0.00
        Class A7                 $           16,104.01       $         0.00
        Class A8                 $        2,610,412.71       $         0.00
        Class A9                 $        2,729,353.23       $         0.00
        Class A10                $          457,672.97       $         0.00
        Class A11                $                0.00       $         0.00
        Class A12                $                0.00       $         0.00
        Class A13                $                0.00       $         0.00
        Class A14                $                0.00       $         0.00
        Class A15                $                0.00       $         0.00
        Class A16                $          873,395.47       $         0.00
        Class A17                $                0.00       $         0.00
        Class A18                $          485,218.35       $         0.00
        Class A19                $                0.00       $         0.00
        Class A20                $                0.00       $         0.00
        Class A21                $                0.00       $         0.00
        Class A22                $                0.00       $         0.00
        Class SUP                $                0.00       $         0.00
        Class M                  $           14,875.08       $         0.00
        Class B1                 $            6,432.47       $         0.00
        Class B2                 $            3,618.26       $         0.00
        Class B3                 $            3,216.23       $         0.00
        Class B4                 $            1,608.12       $         0.00
        Class B5                 $            2,412.18       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                              $           0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A2                 %              6.27500025
         Class  A15                %              6.18055538

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $     92,033.01
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    566,130.42
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.999497     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.000503
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations